PURCHASE AND JOINT VENTURE AGREEMENT

           THIS AGREEMENT made as of the 23rd day of November, 1998.

BETWEEN:

       PRINCE EDWARD GAS COMPANY INC.,

      (hereinafter referred to as the "Optionor")

                                                               OF THE FIRST PART

- and -

       1326703 ONTARIO INC.,

      (hereinafter referred to as the "Optionee")

                                                              OF THE SECOND PART


BACKGROUND AGREEMENT

(a) the Optionor is the recorded and beneficial holder of a one hundred percent (100%) undivided interest in certain property (herein called the "Property")situated in Prince Edward Island, more particularly described in Schedule "A" hereto;

(b) the Optionee wishes to purchase a fifty percent (50%) interest in the Property from the Optionor; and



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(c)  a joint venture will be formed to further explore and, if feasible, develop the Property.

TERMS OF AGREEMENT

For good and valuable consideration, (the receipt and sufficiency of which are hereby acknowledged) the Optionor and Optionee make the representations, warranties, agreement, and acknowledgment, hereinafter set forth:

                                   ARTICLE I

                                 INTERPRETATION

1.1 Definitions
---------------
The following terms, wherever used in this Agreement, shall have the meanings set forth below:

     (a) "Acts" means all legislation as amended from time to time of Prince Edward Island, applicable to the Property, including title to, and Operations on, the Property;

     (b) "Affiliate" shall have the meaning attributed to it in the Canada Business Corporations Act, as amended;

     (c) "Expenditures" means all costs, expenses and charges, direct or indirect, of or incidental to the Property including, without limiting the generality of the foregoing. A charge for administrative services of the Operator not exceeding fifteen percent (15%) of the amount of those costs, expenses and charges; which costs, expenses and charges shall be determined in accordance with the Operator's accounting practices


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          applicable  from time to time to the extent that those  practices  are
          not  inconsistent   with  Canadian   generally   accepted   accounting
          principles;

     (d)  "Joint  Venture"  shall have the meaning  attributed  to it in Article
          4.1;

     (e) "Operations Agreement" means the standard form Operating Procedure published by the Canadian Association of Petroleum Land dated 1990;

     (f)  "Operator" shall mean the Optionee;

     (g)  "Option" shall have the meaning attributed to it in Article 2.1;

     (h) "Property" means all of the mineral claims more particularly described in Schedule "A"; and

     (i) "this Option Agreement" refers to and collectively includes this agreement and every Schedule attached to this agreement and the Operations Agreement except that if an identical word, phrase or expression is defined in this Option Agreement and again in the Operations Agreement the definition of that word, phrase or expression shall be restricted to this Option Agreement, or the joint Operations Agreement as the case may be, in which it appears.


1.2   Headings
--------------
The headings of this Option Agreement and the Schedules hereto are solely for convenience of reference and do no affect the interpretation thereof or define, limit or construe the contents of any provision of this Option Agreement.

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


1.3   Number and Gender
-----------------------
Words importing the singular number shall include the plural and vice-versa, words importing the neuter gender shall include the masculine and feminine genders, and words importing persons shall include firms and corporations and vice-versa.

1.4   Governing Law
-------------------
This Option Agreement and the rights and obligations and relations of the parties hereto shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein (but without giving effect to any conflict of law rules). The parties hereto agree that the Courts of Ontario shall have jurisdiction to entertain any action or other legal proceedings based on any provisions of this Agreement. Each party hereto does hereby attorn to the jurisdiction of the Courts of the Province of Ontario.

1.5   Currency
--------------
All references to currency herein are references to Canadian currency.


                                   ARTICLE II

                      TITLE TO AND PURCHASE OF THE CLAIMS

2.1   Optionor's Representations and Warranties
-----------------------------------------------
The Optionor represents and warrants to the Optionee that:

     (a) It is the beneficial and registered or recorded owner of a One Hundred Percent (100%) interest in the Property;

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     (b)  the  Property  is  in  good  standing,  and  free  and  clear  of  all encumbrances;

     (C) it has the full and undisputed right to deal with the Property as provided for in this Option Agreement;

     (d) subject to the provisions of this Option Agreement, the Optionor agrees that during the currency of the Option, the Optionee shall have quiet enjoyment of the Property; and

     (e) the Optionor is not a non-resident for the purposes of Section 116 of the Income Tax Act (Canada).

2.2   Purchase of Interest
--------------------------
The Optionor hereby sells, transfers and assigns the Optionee fifty percent (50%) interest in the Property for the consideration of 400,000 common shares of Rally Energy Corp. ("Rally") and 400,000 options to purchase common share of Rally, each option exercisable to purchase on 1 common share of Rally for $1.50 until 5:00 p.m., Toronto time on November 22, 2000. Concurrent with the execution of this Option Agreement the Optionor shall deliver to the Optionee a conveyance in proper registrable form in favour of the Optionee of all right, title and interest of the Optionor in the Property, duly executed by the Optionor, to be held in trust by the Optionee for the purposes of this Option Agreement. The Optionee may register or record any such conveyance in its name for such purposes, and the Optionor may register this option agreement or notice of this Option Agreement against title to the property.


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2.3   Grant of Option to Earn Additional Interest
-------------------------------------------------
The Optionor hereby grants to the Optionee the sole, exclusive and immediate working right and option with respect to the Property, for the period of three
(3) years from the date of this Option Agreement, to earn an additional 25 percent (25%) undivided interest in the Property (herein called the "Option"). Such right may be exercised in the manner referred to in Section 2.4 hereof.

2.4   Exercise of Option
------------------------
In order to exercise the Option, the Optionee must expand or cause to be expended at least $3,000,000 on the Property on or before November 22, 2001.

2.5   Lapse or Acceleration of Options
--------------------------------------
The Optionee may let the Option lapse by failing to incur expenditures referred to in Articles 2.4 hereof. The Optionee may accelerate such expenditures.

2.6   Purchase Right
--------------------
In addition to the Option, the Optionee may purchase a twenty-five percent (25%) interest in the Property from the Optionor at any time for the purchase price of $5,000,000.

2.7   Conditions to Option Agreement
------------------------------------
It is a condition of this Option Agreement and of the payment or expenditure by the Optionee of any monies hereunder that the Optionee shall obtain from its counsel an opinion that:

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     (a)  the title to the Property is registered, recorded or filed in the name of the Optionor, free and clear of all encumbrances; and

     (b) the conveyance referred to in Article 2.3 hereof is in proper form and duly executed and delivered.

In the event that the Optionee is unable to obtain the said opinion, this Agreement may be terminated at the option of the Optionee, and any payment made or proceeds expended by the Optionee shall be reimbursed by the Optionor.


                                   ARTICLE III

                                OPTIONEE CONDUCT

The Optionor shall be the Operator of the Property, and all operations on the Property will be carried out pursuant tot he Operations Agreement. As soon as the Optionee is prepared to expend any amount of money on the Property, it shall have the right to become the Operator at its election.


                                   ARTICLE IV

                           FORMATION OF JOINT VENTURE

4.1   Initial Interests and Expenditures
----------------------------------------
Upon the date of formation of the Joint Venture the parties shall, for purposes of the Operations Agreement, be deemed to have the following initial interest:


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                  Interest
         Undivided Interest
         ------------------

         Optionor          50%
         Optionee          50%

4.2   Title to Property
-----------------------
The title to the Property shall be recorded upon the formation of the Joint Venture in the name of the Optionee.

4.3   Payment of Royalty
------------------------
If the Optionor and Optionee have formed the Joint Venture under Article 4.1 hereof, then until either the Optionee or Optionor ceases to have any interest in the Joint Venture and the Property, the Optionee and Optionor shall pay their proportionate shares(based on their respective undivided interests in the Joint Venture) of any royalty payable to any governmental body.


                                    ARTICLE V

                                     GENERAL


5.1   Assignment of Interest
----------------------------
The Optionor shall not, except all hereinafter set out, sell, transfer nor assign this Option Agreement or their right or beneficial interest in the Property without the consent of the other party, which shall not be unreasonably withheld. The Optionee may assign its interest in this Agreement. Either party shall be permitted to assign this Option Agreement to an Affiliate upon the said assigning party providing a guarantee, in form satisfactory to the other party, of the obligations of that Affiliate under this Option Agreement. Any assignment shall be subject to the assignee

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entering into a agreement, in form and substance satisfactory to counsel for the other party, to be bound by this Option Agreement.

5.2   Further Assurances
------------------------
The parties shall, without further consideration, from time to time execute and deliver such further instruments and assurances as may be reasonably required for registering or recording changes in ownership interests in the Property.

5.3   Limitation of Obligations of Optionee
-------------------------------------------
It is understood and agreed that:

     (a) Nothing contained in this Option Agreement, nor any payment made, operations conducted or expenditure incurred by the Optionee on or in connection with the Property or part thereof, nor the doing of any act or thing by the Optionee under the terms of this Option Agreement shall obligate the Optionee to do anything else hereunder other than make payment and incur expenditure to the extent that it may have expressly undertaken to do so pursuant to the terms of this Option Agreement;

     (b) subject to the terms of this Option Agreement, the Optionee may at any time abandon the working right and option granted to it under Article
          2.3 hereof and the Optionee  may abandon all or part of the  Property;
          and

     (c) In the event that the Optionee abandons all or part of the Property pursuant to Article 5.3(b) hereof, the liabilities and obligations of the Optionee hereunder shall cease with respect to the Property or the part hereof so abandoned and the Optionee shall reconvey to the Optionor the Property or part thereof so abandoned, which reconveyance shall be accepted by the Optionor.



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5.4   Time
----------
Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

5.5   Confidentiality of Information
------------------------------------
There shall be no public release by the Optionor of any information concerning the Property without the prior written consent of the Optionee (such consent not to be unreasonably withheld or delayed) unless such information is required by a lawful authority or other regulatory body having jurisdiction, in which case the Optionee shall have the right to approve the information to be disclosed. The Optionee shall notify the Optionor prior to any public release of material information concerning the Property.

5.6   Entire Agreement
----------------------
With respect to the subject matter of this Agreement, this Agreement (a) sets forth the entire agreement between parties hereto and any persons who have in the past or who are now representing either of the parties hereto,(b) supercedes all prior understandings and communications between the parties hereto or any of them, oral or written, and (c) constitutes the entire agreement between the parties hereto. Each party hereto acknowledges and represents that this Agreement is entered into after full investigation and that no party is relying upon any statement or representation made by any other which is not embodied in this Agreement. Each party hereto acknowledges that he or it shall have no right to rely upon any amendment, promise, modification, statement or representation made or occurring subsequent to the execution of this Agreement unless the same is in writing and executed by each of the parties hereto.

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5.7   Notices
-------------
All payments and communications which may be or are required to be given by either party to the other herein, shall (in the absence of any specific provision to the contrary) be in writing and delivered or sent by prepaid registered mail to the parties, at their following respective addresses:

                  Optionee:

                  c/o Macloed Dixon
                  BCE Place, 181 Bay Street
                  Bay Wellington Tower
                  Suite 4220
                  Toronto, Ontario M5J 2T3

                  Attention: Mr. Richard Lachcik
                  Telecopier: (416) 360-8277


                  Optionor:

                  Prince Edward Gas Company Inc.

                  Telecopier: (902) 569-1817

and if any such payment or communication is sent by prepaid registered mail, it shall, subject to the following sentences, be conclusively deemed to have been received on the third business day following the mailing thereof and, if delivered, it shall be conclusively deemed to have been received at the time of delivery. Notwithstanding the foregoing provisions with respect to mailing, in the event that it may be reasonably anticipated that, due to any strike, lock-out or similar event involving and interruption in postal service, any payment or communication will not be received by the addressee by no later than the third business day following the mailing thereof, then the mailing of any such payment or communication as aforesaid shall not be an effective means of sending the same but rather any payment or communication must then be sent by an alternative means of

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transportation  which it may reasonably be anticipated will cause the payment or communication to be received reasonably expeditiously by the addressee. Either party may from time to time change its address hereinbefore set forth by notice to the other of them in accordance with this section.

5.8   Benefit of Successors
---------------------------
This Agreement shall enure to the benefit and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties hereto have signed and sealed this Agreement.

SIGNED, SEALED AND DELIVERED       )        Prince Edward Gas Company
                                   )         Inc.
                                   )
/s/ Signature                      )        By: /s/ Signature
-------------                      )        -----------------
                                   )
                                   )
                                   )
                                   )        1326703 ONTARIO INC.
                                   )
                                   )        By: /s/ Signature
                                   )        -----------------
                                   )
                                   )















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                                                   Schedule "A"

1. Permit 96-04 being:
                  All of Grid Area                            Lat.  46o 30'N
                                                              Long. 63o 45

                  South Half of Grid Area                     Lat.  46o 40'N
                                                              Long. 63o 45'W

                  Acreage - 116,279 acres

2. Permit 96-05, being:
                  South Half and North East Quadrant
                  of Grid Area                                Lat.  46o 20'N
                                                              Long. 63o 15'W

                  Acreage - 58,139 acres

3. Permit 96-06, being:
                  All of Grid Area                            Lat.  46o 30'N
                                                              Long. 63o 30'W

                  South Half of Grid Area                     Lat.  46o 40'N
                                                              Long. 63o 30'W

                  Acreage - 116,279 acres

4. Permit 96-07, being:
                  All of Grid Area                            Lat.  46o 20'N
                                                              Long. 63o 30'W

                  North East Quadrant of
                  Grid Area                                   Lat.  46o 20'N
                                                              Long. 63o 45'W

                  Acreage: 96,898 acres

5. Permit 97-08, being:
                  All of Grid Area                            Lat.  46o 20'N
                                                              Long. 63o 00'W

                  South Half of Grid Area                     Lat.  46o 30'N
                                                              Long. 63o 00'W

                  Acreage: 116,279 acres



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6. Permit 96-09, being:
                  All of Grid Area                            Lat.  46o 20'N
                                                              Long. 62o 45'W

                  South Half of Grid Area                     Lat.  46o 30'N
                                                              Long. 62o 45'W

                  Acreage: 116,279

7. Permit 96-10, being:
                  North West Quadrant of
                  Grid Area                                   Lat.  46o 10'N
                                                              Long. 63o 00'W

                  Acreage: 21,983 acres

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